UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21882

Oppenheimer Rochester North Carolina Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/28/2012

Item 1. Reports to Stockholders.

September 30, 2012

Oppenheimer Rochester North Carolina Municipal Fund	Management Commentary and Semiannual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund’s Portfolio Managers

SEMIANNUAL REPORT

Listing of Top Holdings

Financial Statements

“We hope that the recent strength of the municipal bond market has renewed investors’ confidence in the market’s powerful ability to help investors earn tax-advantaged income.”

Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
Hospital/Healthcare	20.8%
Sales Tax Revenue	11.4
Higher Education	9.8
Tobacco-Master Settlement Agreement	9.8
Electric Utilities	6.8
General Obligation	6.2
Adult Living Facilities	6.1
Single Family Housing	5.6
Municipal Leases	5.4
Multifamily Housing	3.7

Portfolio holdings are subject to change. Percentages are as of September 28, 2012, the last business day of this reporting period, and are based on total assets.

Credit Rating Breakdown	NRSRO Only Total
AA	24.9%
A	21.0
BBB	28.7
BB	5.1
Unrated	20.3
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 28, 2012, the last business day of this reporting period, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.

For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

12	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

This report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester North Carolina Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund's investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, Class A returns include the current maximum initial sales of 4.75%.

Class B shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 7/29/11. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.

13	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 28, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2012	Ending Account Value September 28, 2012	Expenses Paid During 6 Months Ended September 28, 2012
Class A	$1,000.00	$1,051.70	$4.49
Class B	1,000.00	1,048.70	8.31
Class C	1,000.00	1,048.70	8.31
Class Y	1,000.00	1,053.30	3.67

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.43	4.42
Class B	1,000.00	1,016.71	8.18
Class C	1,000.00	1,016.71	8.18
Class Y	1,000.00	1,021.22	3.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 28, 2012 are as follows:

Class	Expense Ratios
Class A	0.88%
Class B	1.63
Class C	1.63
Class Y	0.72

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    September 28, 2012* / Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—109.4%
North Carolina—64.9%
$ 175,000	Asheville, NC Hsg. Authority (Oak Knoll Apartments)[1]	5.625%	09/01/2033	$176,696
1,000,000	Buncombe County, NC (Woodfin Downtown Corridor Devel.)	7.250	08/01/2034	973,720
2,240,000	Charlotte, NC Airport[1]	5.000	07/01/2021	2,676,195
500,000	Charlotte, NC Airport[1]	5.000	07/01/2031	561,945
20,000	Charlotte, NC COP (Governmental Facilities)[1]	5.000	06/01/2028	20,521
2,000,000	Charlotte, NC COP (Governmental Facilities)[1]	5.250	06/01/2020	2,066,200
645,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)	5.600	07/01/2027	592,374
2,400,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)	7.750	02/01/2028	2,403,960
1,830,000	Charlotte-Mecklenburg, NC Hospital Authority (Carolinas Healthcare System)[1]	5.125	01/15/2037	2,050,149
50,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (Carolinas Healthcare)[1]	5.250	01/15/2039	55,726
250,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.700	05/01/2034	282,468
60,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.850	12/01/2020	60,200
100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250	11/01/2033	115,977
4,885,000	Durham, NC Hsg. Authority (Naples Terrace Apartments)	5.700	06/01/2033	4,985,094
150,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)[1]	5.125	03/20/2049	152,298
500,000	Fayetteville, NC State University (Student Hsg.)[1]	5.000	04/01/2037	550,715
165,000	Halifax County, NC IF&PCFA (Champion International Corp.)[1]	5.450	11/01/2033	165,495
115,000	Halifax County, NC IF&PCFA (International Paper Company)[1]	5.900	09/01/2025	115,388
125,000	Mint Hill, NC Sanitation District[1]	5.250	06/01/2017	128,003
425,000	Mint Hill, NC Sanitation District[1]	5.250	06/01/2019	435,162
15,000	Mint Hill, NC Sanitation District[1]	5.250	06/01/2020	15,357
1,000,000	NC Capital Facilities Finance Agency (Brevard College Corp.)[1]	5.000	10/01/2026	981,250
500,000	NC Capital Facilities Finance Agency (Davidson College)[1]	5.000	03/01/2040	583,120
10,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)	5.000	06/01/2033	10,037
20,000	NC Capital Facilities Finance Agency (Johnson & Wales University)	5.000	04/01/2019	20,263
450,000	NC Capital Facilities Finance Agency (Johnson & Wales University)	5.000	04/01/2033	452,817

16	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
North Carolina Continued
$ 320,000	NC Capital Facilities Finance Agency (Johnson & Wales University)	5.250%	04/01/2021	$323,901
1,655,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	1,856,695
1,535,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125	06/01/2035	1,714,303
200,000	NC Capital Facilities Finance Agency (Methodist University)[1]	5.000	03/01/2019	225,078
440,000	NC Capital Facilities Finance Agency (Methodist University)[1]	5.000	03/01/2022	491,088
1,000,000	NC Capital Facilities Finance Agency (Methodist University)[1]	5.000	03/01/2034	1,088,910
710,000	NC Capital Facilities Finance Agency (North Carolina A&T University Foundation)	5.000	06/01/2027	711,534
75,000	NC COP (Western Carolina University)[1]	5.000	06/01/2023	76,287
25,000	NC Eastern Municipal Power Agency[1]	6.500	01/01/2018	31,448
105,000	NC Eastern Municipal Power Agency No. 1 Catawaba Electric, Series A1	5.250	01/01/2020	106,306
1,000,000	NC Eastern Municipal Power Agency, Series A1	5.000	01/01/2025	1,195,640
1,000,000	NC Eastern Municipal Power Agency, Series A1	5.000	01/01/2026	1,187,140
115,000	NC Eastern Municipal Power Agency, Series C1	5.375	01/01/2016	116,523
525,000	NC Eastern Municipal Power Agency, Series C1	5.375	01/01/2017	531,951
1,000,000	NC Eastern Municipal Power Agency, Series D2	5.000	01/01/2025	1,195,640
1,000,000	NC Eastern Municipal Power Agency, Series D2	5.000	01/01/2026	1,187,140
60,000	NC Eastern Municipal Power Agency, Series D1	5.125	01/01/2023	60,755
545,000	NC Educational Facilities Finance Agency (St. Augustine’s College)	5.250	10/01/2018	545,098
1,830,000	NC Educational Facilities Finance Agency (St. Augustine’s College)	5.250	10/01/2028	1,808,534
35,000	NC HFA (Home Mtg.)[1]	4.850	01/01/2023	35,043
7,565,000	NC HFA (Home Ownership)[1]	5.250	01/01/2039	7,901,264
30,000	NC HFA (Home Ownership)[1]	5.250	07/01/2039	31,220
75,000	NC Medical Care Commission (AHA1HC/AHA3HC/AHA4HC/AHACHC/AHEHC/AHA7HC Obligated Group)[1]	5.500	10/01/2024	79,425
2,210,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	2,338,976
135,000	NC Medical Care Commission (Baptist Retirement Homes of North Carolina)	6.400	10/01/2031	135,774
295,000	NC Medical Care Commission (Baptist Retirement)	6.300	10/01/2021	296,817
500,000	NC Medical Care Commission (Blue Ridge Healthcare)[1]	5.000	01/01/2036	526,530
5,000	NC Medical Care Commission (Carolina Medicorp)[1]	5.250	05/01/2026	5,010
2,075,000	NC Medical Care Commission (Catholic Health East)[1]	5.250	11/15/2024	2,255,712
2,180,000	NC Medical Care Commission (Catholic Health East)[1]	5.250	11/15/2025	2,360,875

17	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
North Carolina Continued
$ 185,000	NC Medical Care Commission (Cumberland County Hospital System)[1]	5.250%	10/01/2023	$189,730
100,000	NC Medical Care Commission (Cumberland County Hospital System)[1]	5.625	10/01/2033	102,192
50,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2023	51,096
1,380,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	1,525,714
8,000,000	NC Medical Care Commission (Duke University Health System)[3]	5.000	06/01/2042	8,785,840
130,000	NC Medical Care Commission (Forest at Duke)[1]	5.500	09/01/2018	130,202
1,520,000	NC Medical Care Commission (Galloway Ridge)	6.000	01/01/2039	1,635,368
115,000	NC Medical Care Commission (Givens Estates)[1]	5.000	07/01/2027	121,745
30,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)	5.500	10/01/2031	30,746
345,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)	5.600	10/01/2036	353,063
55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	55,003
2,600,000	NC Medical Care Commission (HPRHS/HPRHSvcs Obligated Group)	5.000	10/01/2019	2,601,898
615,000	NC Medical Care Commission (HPRHS/HPRHSvcs Obligated Group)	5.000	10/01/2029	615,025
1,480,000	NC Medical Care Commission (HPRHS/HPRHSvcs Obligated Group)	5.125	10/01/2014	1,494,519
125,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)	5.000	10/01/2033	125,213
195,000	NC Medical Care Commission (Maria Parham Medical Center)	5.500	10/01/2018	204,419
500,000	NC Medical Care Commission (Mission Health System)[1]	5.000	10/01/2036	544,605
5,000	NC Medical Care Commission (Novant Health)[1]	5.125	05/01/2016	5,017
20,000	NC Medical Care Commission (Novant Health)[1]	5.250	05/01/2021	20,050
165,000	NC Medical Care Commission (Novant Health)[1]	5.250	05/01/2026	165,330
615,000	NC Medical Care Commission (Scotland Memorial Hospital)[1]	5.500	10/01/2019	616,298
125,000	NC Medical Care Commission (Southeastern Regional Medical Center/Health Horizons Obligated Group)[1]	5.250	06/01/2022	126,444
75,000	NC Medical Care Commission (Southeastern Regional Medical Center/Health Horizons Obligated Group)[1]	5.300	06/01/2022	75,869
210,000	NC Medical Care Commission (Southeastern Regional Medical Center/Health Horizons Obligated Group)[1]	5.375	06/01/2032	212,024
25,000	NC Medical Care Commission (Southeastern Regional Medical Center/Health Horizons Obligated Group)[1]	6.250	06/01/2029	25,052

18	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
North Carolina Continued
$ 250,000	NC Medical Care Commission (Southminster)	6.125%	10/01/2018	$250,403
50,000	NC Medical Care Commission (STHS)[1]	6.250	10/01/2019	50,116
310,000	NC Medical Care Commission (STHS/STMH/STM/HCC)[1]	6.375	10/01/2029	311,293
65,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2014	65,163
15,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2019	15,026
340,000	NC Medical Care Commission (UHSEC/PCMH Obligated Group)[1]	6.250	12/01/2033	411,808
150,000	NC Medical Care Commission (United Methodist)	5.500	10/01/2032	152,909
500,000	NC Medical Care Commission (University Health Systems of Eastern Carolina)[1]	6.000	12/01/2029	598,495
2,000,000	NC Medical Care Commission (Vidant Health/Pitt County Memorial Hospital Obligated Group)[1]	5.000	06/01/2036	2,219,180
250,000	NC Medical Care Commission (Village at Brookwood)	6.375	01/01/2022	250,383
750,000	NC Medical Care Commission (Wakemed)[1]	5.000	10/01/2031	866,573
500,000	NC Medical Care Commission Health Care Facilities (Appalachian Regional Healthcare System)[1]	6.625	07/01/2034	595,115
300,000	NC Medical Care Commission Health Care Facilities (Cleveland County)[1]	5.750	01/01/2035	339,411
2,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.000	11/01/2043	2,175,220
2,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.250	11/01/2040	2,205,440
15,000	NC Medical Care Commission Health Care Facilities (STHS/STMH Obligated Group)[1]	6.500	10/01/2013	15,306
25,000	NC Medical Care Commission Hospital (Alamance Health System)[1]	5.500	08/15/2013	25,091
80,000	NC Medical Care Commission Hospital (Alamance Health System)[1]	5.500	08/15/2024	80,178
100,000	NC Medical Care Commission Hospital (Alamance Regional Medical Center)[1]	5.000	08/15/2020	100,232
1,075,000	NC Medical Care Commission Hospital (Maria Parham Medical Center)	6.500	10/01/2026	1,137,705
500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)	6.000	04/01/2038	525,775
5,000	NC Medical Care Commission Retirement Facilities (Cypress Glen Retirement Community)	6.000	10/01/2033	5,089
25,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)	5.100	09/01/2013	25,045
25,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)[1]	5.200	09/01/2014	25,045
5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)	5.500	10/01/2035	5,055
1,250,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)	5.250	01/01/2032	1,258,663

19	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
North Carolina Continued
$ 100,000	NC Municipal Power Agency No. 1 (Catawba Electric)[1]	4.500%		01/01/2020	$100,706
1,000,000	NC Municipal Power Agency No. 1 (Catawba Electric)[1]	5.250		01/01/2016	1,012,890
50,000	NC Municipal Power Agency No. 1 (Catawba Electric)[1]	5.250		01/01/2018	50,637
150,000	NC Municipal Power Agency No. 1 (Catawba Electric)[1]	5.250		01/01/2019	151,898
250,000	NC Turnpike Authority (Monroe Connector System)[1]	5.000		07/01/2036	289,188
240,000	NC Turnpike Authority (Triangle Expressway System)[1]	5.750		01/01/2039	277,318
230,000	Northampton County, NC IF&PCFA (Champion International Corp.)[1]	6.450		11/01/2029	230,881
10,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.500		10/01/2029	10,007
500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250		10/01/2038	545,450
365,000	Oak Island, NC Enterprise System[1]	6.000		06/01/2036	425,134
10,000	Piedmont Triad, NC Airport Authority[1]	6.000		07/01/2021	10,027
20,000	University of NC System[1]	5.500		10/01/2034	22,888
20,000	Wake County, NC IF&PCFA (Carolina Power & Light Company)[1]	5.375		02/01/2017	20,254
					87,721,206
U.S. Possessions—44.5%
10,000	Guam GO1	5.375		11/15/2013	10,023
300,000	Guam GO1	6.750		11/15/2029	337,977
1,550,000	Guam GO1	7.000		11/15/2039	1,756,243
1,500,000	Guam Government Business Privilege[1]	5.000		01/01/2037	1,667,145
1,240,000	Guam Government Business Privilege[1]	5.000		01/01/2042	1,374,044
1,400,000	Guam Government Business Privilege[1]	5.250		01/01/2036	1,589,280
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	258,543
25,000	Guam Power Authority, Series A1	5.000		10/01/2020	25,007
100,000	Guam Power Authority, Series A1	5.000		10/01/2024	100,035
265,000	Guam Power Authority, Series A1	5.125		10/01/2029	265,093
5,000	Guam Power Authority, Series A	5.250		10/01/2013	5,018
90,000	Guam Power Authority, Series A	5.250		10/01/2023	90,021
75,000	Guam Power Authority, Series A1	5.250		10/01/2023	75,029
30,000	Guam Power Authority, Series A1	5.250		10/01/2034	30,009
1,000,000	Guam Power Authority, Series A1	5.500		10/01/2030	1,061,440
180,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	175,991
67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[4]	06/01/2057	1,592,035
365,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	351,156

20	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 2,190,000	Northern Mariana Islands Commonwealth, Series A	5.000%		06/01/2030	$1,809,466
250,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	261,908
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,044,080
500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	580,475
1,750,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,749,860
3,485,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	3,484,861
4,200,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	4,199,706
22,370,000	Puerto Rico Children’s Trust Fund (TASC)	6.539	[4]	05/15/2050	1,705,041
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[4]	05/15/2057	697,570
5,000	Puerto Rico Commonwealth GO1	5.000		07/01/2028	5,001
70,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	70,066
395,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	410,524
40,000	Puerto Rico Commonwealth GO1	5.875		07/01/2036	41,070
800,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	846,032
2,250,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	2,504,678
85,000	Puerto Rico Convention Center Authority[1]	5.000		07/01/2027	88,009
400,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	416,644
320,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	332,890
440,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	456,562
5,000	Puerto Rico HFC[1]	5.100		12/01/2018	5,073
45,000	Puerto Rico HFC (Homeowner Mtg.)[1]	5.100		12/01/2031	45,097
25,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2022	25,166
250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	258,900
335,000	Puerto Rico IMEPCF (American Airlines)[5]	6.450		12/01/2025	164,609
50,000	Puerto Rico Infrastructure	6.928	[4]	07/01/2043	6,955
1,000,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2032	302,210
450,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2033	125,325
30,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2036	6,690
335,000	Puerto Rico Infrastructure	7.102	[4]	07/01/2035	80,102
3,000,000	Puerto Rico Infrastructure	7.332	[4]	07/01/2030	1,079,940
725,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250		10/01/2024	773,959
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	2,231,576
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	103,130
1,850,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,856,272
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	102,688
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	102,582
50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)	6.700		11/01/2020	48,685
1,030,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	1,030,845
25,000	Puerto Rico Municipal Finance Agency, Series A1	5.500		07/01/2017	25,076

21	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 340,000	Puerto Rico Port Authority (American Airlines), Series A5	6.250%		06/01/2026	$221,731
30,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	30,770
100,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2026	113,487
250,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	306,270
600,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	713,832
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	545,150
750,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	812,040
5,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	5,001
2,000,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	2,101,980
750,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375		08/01/2039	798,555
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[4]	08/01/2044	824,100
500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375		08/01/2039	580,655
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	1,178,730
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.530	[4]	08/01/2056	758,100
8,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750		08/01/2057	8,826,240
200,000	University of Puerto Rico[1]	5.000		06/01/2025	205,708
250,000	University of Puerto Rico[1]	5.000		06/01/2026	256,508
275,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	281,603
1,000,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250		10/01/2029	1,071,830
65,000	V.I. Public Finance Authority, Series A1	6.375		10/01/2019	65,222
420,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	413,049
300,000	V.I. Water & Power Authority	5.500		07/01/2017	300,709

					60,254,682
Total Investments, at Value (Cost $141,734,665)—109.4%					147,975,888
Liabilities in Excess of Other Assets—(9.4)					(12,768,136)

Net Assets—100.0%					$135,207,752

Footnotes to Statement of Investments

*September 28, 2012 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 28, 2012. See Note 1 of the accompanying Notes.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

22	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below:

AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp.
AHA7HC	ARC/HDS Alamance #7 Housing Corp.
AHACHC	ARC/HDS Alamance County Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
COP	Certificates of Participation
GO	General Obligation
HCC	Home Care of the Carolinas
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HPRHS	High Point Regional Health System
HPRHSvcs	High Point Regional Health Services
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority

IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
PCMH	Pitt County Memorial Hospital
ROLs	Residual Option Longs
STHS	Stanly Health Services
STM	Stanly Manor
STMH	Stanly Memorial Hospital
STTLC	Stanly Total Living Center
TASC	Tobacco Settlement Asset-Backed Bonds
UHSEC	University Health Systems of Eastern Carolina
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

23	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 28, 20121 / Unaudited

Assets
Investments, at value (cost $141,734,665)—see accompanying statement of investments	$147,975,888
Cash	508,309
Receivables and other assets:
Interest	2,235,549
Shares of beneficial interest sold	456,837
Investments sold	211,552
Other	16,171
Total assets	151,404,306
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	8,000,000
Payable on borrowings (See Note 6)	5,500,000
Investments purchased (including $2,273,160 purchased on a when-issued or delayed delivery basis)	2,329,428
Shares of beneficial interest redeemed	218,380
Dividends	82,828
Distribution and service plan fees	25,707
Transfer and shareholder servicing agent fees	5,505
Shareholder communications	4,741
Trustees’ compensation	4,711
Interest expense on borrowings	232
Other	25,022
Total liabilities	16,196,554
Net Assets	$135,207,752
Composition of Net Assets
Par value of shares of beneficial interest	$10,989
Additional paid-in capital	137,323,303
Accumulated net investment income	356,710
Accumulated net realized loss on investments	(8,724,473)
Net unrealized appreciation on investments	6,241,223
Net Assets	$135,207,752

1. September 28, 2012 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

24	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $73,944,496 and 6,009,363 shares of beneficial interest outstanding)	$12.30
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.91
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,509,164 and 366,586 shares of beneficial interest outstanding)	$12.30
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,697,144 and 3,958,521 shares of beneficial interest outstanding)	$12.30
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $8,056,948 and 654,650 shares of beneficial interest outstanding)	$12.31

See accompanying Notes to Financial Statements.

25	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Six Months Ended September 28, 20121 / Unaudited

Investment Income
Interest	$3,313,872
Other income	12
Total investment income	3,313,884
Expenses
Management fees	339,216
Distribution and service plan fees:
Class A	81,484
Class B	22,031
Class C	225,788
Transfer and shareholder servicing agent fees:
Class A	15,860
Class B	2,134
Class C	12,552
Class Y	1,462
Shareholder communications:
Class A	5,384
Class B	884
Class C	4,758
Class Y	476
Interest expense and fees on short-term floating rate notes issued (See Note 1)	33,724
Borrowing fees	15,979
Trustees’ compensation	1,026
Administration service fees	750
Custodian fees and expenses	459
Interest expense on borrowings	309
Other	22,609
Total expenses	786,885
Less waivers and reimbursements of expenses	(61,108)
Net expenses	725,777
Net Investment Income	2,588,107
Realized and Unrealized Gain
Net realized gain on investments	74,910
Net change in unrealized appreciation/depreciation on investments	3,334,042
Net Increase in Net Assets Resulting from Operations	$5,997,059

1. September 28, 2012 represents the last business day of the fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

26	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 28, 2012[1] (Unaudited)	Year Ended March 30, 2012[1]
Operations
Net investment income	$2,588,107	$5,034,963
Net realized gain (loss)	74,910	(1,443,358)
Net change in unrealized appreciation/depreciation	3,334,042	13,776,853
Net increase in net assets resulting from operations	5,997,059	17,368,458
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,681,924)	(2,994,443)
Class B	(93,666)	(160,172)
Class C	(956,405)	(1,740,550)
Class Y	(170,957)	(53,174)
	(2,902,952)	(4,948,339)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	12,867,420	(532,672)
Class B	322,996	703,465
Class C	5,837,239	4,312,025
Class Y	2,729,286	5,104,481
	21,756,941	9,587,299
Net Assets
Total increase	24,851,048	22,007,418
Beginning of period	110,356,704	88,349,286
End of period (including accumulated net investment income of $356,710 and $671,555, respectively)	$135,207,752	$110,356,704

1. September 28, 2012 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

27	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF CASH FLOWS  For the Six Months Ended September 28, 20121 / Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$5,997,059
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(20,560,194)
Proceeds from disposition of investment securities	3,296,319
Short-term investment securities, net	(11,907,628)
Premium amortization	246,156
Discount accretion	(362,027)
Net realized gain on investments	(74,910)
Net change in unrealized appreciation/depreciation on investments	(3,334,042)
Change in assets:
Decrease in other assets	5,670
Increase in receivable for securities sold	(211,552)
Increase in interest receivable	(416,783)
Change in liabilities:
Increase in payable for securities purchased	2,304,752
Decrease in other liabilities	(13,030)
Net cash used in operating activities	(25,030,210)
Cash Flows from Financing Activities
Proceeds from bank borrowings	7,800,000
Payments on bank borrowings	(2,300,000)
Proceeds from shares sold	26,478,636
Payments on shares redeemed	(7,336,498)
Cash distributions paid	(539,636)
Net cash provided by financing activities	24,102,502
Net decrease in cash	(927,708)
Cash, beginning balance	1,436,017
Cash, ending balance	$508,309
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,346,490.
Cash paid for interest on bank borrowings—$151.
Cash paid for interest on short-term floating rate notes issued—$33,724.

1. September 28, 2012 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

28	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended September 28, 2012[1]	Year Ended March 30,	Year Ended March 31,
Class A	(Unaudited)	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.99	$10.48	$11.22	$8.67	$12.34	$14.64
Income (loss) from investment operations:
Net investment income[2]	.27	.64	.69	.64	.70	.70
Net realized and unrealized gain (loss)	.35	1.51	(.78)	2.57	(3.71)	(2.36)
Total from investment operations	.62	2.15	(.09)	3.21	(3.01)	(1.66)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.31)	(.64)	(.65)	(.66)	(.66)	(.64)
Net asset value, end of period	$12.30	$11.99	$10.48	$11.22	$8.67	$12.34
Total Return, at Net Asset Value[3]	5.17%	20.93%	(1.03)%	37.78%	(25.00)%	(11.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,945	$59,394	$52,758	$52,109	$40,512	$43,726
Average net assets (in thousands)	$67,395	$53,775	$57,465	$48,913	$42,919	$33,933
Ratios to average net assets:[4]
Net investment income	4.47%	5.66%	6.15%	6.18%	6.70%	5.12%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.89%	0.93%	0.95%	0.96%	0.95%	0.91%
Interest and fees from borrowings	0.03%	0.05%	0.07%	0.19%	0.60%	0.73%
Interest and fees on short-term floating rate notes issued[5]	0.05%	0.10%	0.15%	0.09%	0.21%	0.48%
Total expenses	0.97%	1.08%	1.17%	1.24%	1.76%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	0.88%	0.95%	1.02%	1.01%	1.01%	1.28%
Portfolio turnover rate	3%	19%	15%	23%	28%	58%

1. September 28, 2012 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

29	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended September 28, 2012[1]	Year Ended March 30,	Year Ended March 31,
Class B	(Unaudited)	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.98	$10.48	$11.22	$8.67	$12.33	$14.64
Income (loss) from investment operations:
Net investment income[2]	.23	.55	.60	.56	.62	.59
Net realized and unrealized gain (loss)	.35	1.50	(.78)	2.57	(3.70)	(2.37)
Total from investment operations	.58	2.05	(.18)	3.13	(3.08)	(1.78)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.55)	(.56)	(.58)	(.58)	(.53)
Net asset value, end of period	$12.30	$11.98	$10.48	$11.22	$8.67	$12.33
Total Return, at Net Asset Value[3]	4.87%	19.94%	(1.77)%	36.75%	(25.51)%	(12.43)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,509	$4,073	$2,934	$2,720	$954	$733
Average net assets (in thousands)	$4,401	$3,338	$3,160	$1,903	$801	$354
Ratios to average net assets:[4]
Net investment income	3.74%	4.88%	5.39%	5.30%	6.03%	4.40%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.72%	1.75%	1.77%	1.82%	1.88%	1.96%
Interest and fees from borrowings	0.03%	0.05%	0.07%	0.19%	0.60%	0.73%
Interest and fees on short-term floating rate notes issued[5]	0.05%	0.10%	0.15%	0.09%	0.21%	0.48%
Total expenses	1.80%	1.90%	1.99%	2.10%	2.69%	3.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.63%	1.70%	1.77%	1.77%	1.76%	2.03%
Portfolio turnover rate	3%	19%	15%	23%	28%	58%

1. September 28, 2012 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

30	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

	Six Months Ended September 28, 2012[1]	Year Ended March 30,	Year Ended March 31,
Class C	(Unaudited)	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$11.98	$10.48	$11.22	$8.67	$12.33	$14.63
Income (loss) from investment operations:
Net investment income[2]	.23	.55	.61	.56	.62	.60
Net realized and unrealized gain (loss)	.35	1.50	(.79)	2.57	(3.70)	(2.37)
Total from investment operations	.58	2.05	(.18)	3.13	(3.08)	(1.77)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.55)	(.56)	(.58)	(.58)	(.53)
Net asset value, end of period	$12.30	$11.98	$10.48	$11.22	$8.67	$12.33
Total Return, at Net Asset Value[3]	4.87%	19.94%	(1.77)%	36.75%	(25.51)%	(12.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,697	$41,724	$32,657	$28,076	$10,208	$9,311
Average net assets (in thousands)	$44,995	$36,216	$33,529	$19,091	$ 9,938	$7,422
Ratios to average net assets:[4]
Net investment income	3.73%	4.89%	5.40%	5.31%	5.99%	4.39%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.66%	1.69%	1.72%	1.75%	1.96%	1.96%
Interest and fees from borrowings	0.03%	0.05%	0.07%	0.19%	0.60%	0.73%
Interest and fees on short-term floating rate notes issued[5]	0.05%	0.10%	0.15%	0.09%	0.21%	0.48%
Total expenses	1.74%	1.84%	1.94%	2.03%	2.77%	3.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.63%	1.70%	1.77%	1.77%	1.76%	2.03%
Portfolio turnover rate	3%	19%	15%	23%	28%	58%

1. September 28, 2012 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

31	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended September 28, 2012[1] (Unaudited)	Period Ended March 30, 2012[1,2]
Class Y

Per Share Operating Data
Net asset value, beginning of period	$11.99	$11.10
Income (loss) from investment operations:
Net investment income[3]	.28	.45
Net realized and unrealized gain	.36	.87
Total from investment operations	.64	1.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(.43)
Net asset value, end of period	$12.31	$11.99
Total Return, at Net Asset Value[4]	5.33%	12.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,057	$5,166
Average net assets (in thousands)	$6,695	$1,477
Ratios to average net assets:[5]
Net investment income	4.59%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.64%	0.66%
Interest and fees from borrowings	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[6]	0.05%	0.10%
Total expenses	0.72%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.79%
Portfolio turnover rate	3%	19%

1. September 28, 2012 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    September 28, 2012 / Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and North Carolina state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

33	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to

34	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of

35	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of September 28, 2012, the Fund’s maximum exposure under such agreements is estimated at $8,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At September 28, 2012, municipal bond holdings with a value of $17,612,080 shown on the Fund’s Statement of

36	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Investments are held by such Trusts and serve as the underlying municipal bonds for the related $8,000,000 in short-term floating rate securities issued and outstanding at that date.

At September 28, 2012, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$4,000,000	NC Medical Care Commission ROLs[3]	9.417%	6/1/42	$4,785,840
4,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	10.872	8/1/57	4,826,240

				$9,612,080

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $8,000,000 or 5.28% of its total assets as of September 28, 2012.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain

37	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 28, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$2,273,160

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 28, 2012 is as follows:

Cost	$579,141
Market Value	$386,340
Market Value as a % of Net Assets	0.29%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended March 30, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 30, 2012 capital loss carryforwards are included in the table below. Capital

38	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$2,034,983
2018	3,860,428
No expiration	2,893,947

Total	$8,789,358

As of September 28, 2012, it is estimated that the capital loss carryforwards would be $5,895,411 expiring by 2018 and $2,819,037 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended September 28, 2012, it is estimated that the Fund will utilize $74,910 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$133,704,339	[1]

Gross unrealized appreciation	$8,905,637
Gross unrealized depreciation	(2,639,408)

Net unrealized appreciation	$6,266,229

1. The Federal tax cost of securities does not include cost of $8,005,320, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution

39	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

method with respect to their benefits under the Plan. During the six months ended September 28, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$194
Payments Made to Retired Trustees	—
Accumulated Liability as of September 28, 2012	1,917

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

40	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the

41	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the

42	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

43	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$87,721,206	$—	$87,721,206
U.S. Possessions	—	60,254,682	—	60,254,682

Total Assets	$—	$147,975,888	$—	$147,975,888

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 28, 2012		Year Ended March 30, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	1,316,504	$16,064,065	1,372,247	$15,832,242
Dividends and/or distributions reinvested	117,475	1,436,027	226,005	2,564,797
Redeemed	(379,222)	(4,632,672)	(1,676,703)	(18,929,711)

Net increase (decrease)	1,054,757	$12,867,420	(78,451)	$(532,672)

Class B
Sold	33,978	$412,084	95,643	$1,101,147
Dividends and/or distributions reinvested	7,281	88,958	13,094	148,852
Redeemed	(14,578)	(178,046)	(48,877)	(546,534)

Net increase	26,681	$322,996	59,860	$703,465

Class C
Sold	571,760	$6,990,497	780,520	$8,954,867
Dividends and/or distributions reinvested	55,313	675,809	106,286	1,208,741
Redeemed	(149,943)	(1,829,067)	(521,557)	(5,851,583)

Net increase	477,130	$5,837,239	365,249	$4,312,025

44	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

	Six Months Ended September 28, 2012		Year Ended March 30, 2012[1]
	Shares	Amount	Shares	Amount
Class Y
Sold	262,672	$3,204,446	432,333	$5,121,592
Dividends and/or distributions reinvested	11,908	145,696	2,936	35,034
Redeemed	(50,830)	(620,856)	(4,369)	(52,145)

Net increase	223,750	$2,729,286	430,900	$5,104,481

1. For the year ended March 30, 2012, for Class A, B, and C shares, and for the period from July 29, 2011 (inception of offering) to March 30, 2012, for Class Y shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended September 28, 2012, were as follows:

	Purchases	Sales
Investment securities	$20,560,194	$3,296,319

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the six months ended September 28, 2012, the Fund paid $31,103 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services

45	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 28, 2012 were as follows:

Class B	$99,645
Class C	474,005

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 28, 2012	$58,384	$—	$3,876	$3,212

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse

46	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the six months ended September 28, 2012, the Manager reimbursed $31,085, $3,843 and $26,180 for Class A, Class B and Class C shares, respectively.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the

47	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Borrowings Continued

Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1979 % as of September 28, 2012). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended September 28, 2012 equal 0.02% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of September 28, 2012, the Fund had borrowings outstanding at an interest rate of 0.1979%. Details of the borrowings for the six months ended September 28, 2012 are as follows:

Average Daily Loan Balance	$265,574
Average Daily Interest Rate	0.256%
Fees Paid	$4,556
Interest Paid	$151

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and

48	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

interest related to the Fund’s participation in the Facility during the six months ended September 28, 2012 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended September 28, 2012.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28,

49	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

8. Pending Litigation Continued

2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

50	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

CREDIT ALLOCATION    Unaudited

This table provides further information regarding the “Unrated” securities category shown in the “Credit Allocation-Credit Rating Breakdown” table located earlier in this report. The third column below titled “Unrated by a NRSRO; Internally Rated by the Manager” shows the credit allocation of Unrated securities as determined by the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”). These internally rated securities are not rated by any nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s.

The Manager determines the credit allocation of these securities using its own credit analysis to assign ratings using a rating scale or categories similar to that used by S&P. The Manager is not required to, and does not attempt to, employ the same credit analysis process, procedures or methodologies used by S&P or any other NRSRO in assigning a credit rating to an Unrated security. There can be no assurance, nor is it intended, that the Manager’s credit analysis process is consistent or comparable with the credit analysis process that would be used by S&P or any other NRSRO if it were to rate the same security. Securities rated investment-grade or above by the Manager may or may not be the equivalent to an investment grade or above rating assigned by an NRSRO. More information about the Manager’s internal credit analysis process for Unrated (or internally-rated) securities and securities ratings is contained in the Fund’s Prospectus and Statement of Additional Information.

The second column below titled “NRSRO-Rated” shows the ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used.

The credit allocations below are as of September 28, 2012 and are subject to change. The percentages are based on the market value of the Fund’s securities as of September 28, 2012 and are subject to change; market value does not include cash. AAA, AA, A, and BBB are investment-grade ratings.

	NRSRO-Rated	Unrated by a NRSRO; Internally Rated by the Manager	Total
AAA	0.0%	0.9%	0.9%
AA	24.9	0.0	24.9
A	21.0	0.0	21.0
BBB	28.7	9.9	38.6
BB or lower	5.1	9.5	14.6

Total	79.7%	20.3%	100.0%

51	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

52	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, and Charles Pulire, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load North Carolina municipal debt funds. The Board noted that the Fund’s one-year and three-year performance was better than its peer group median although its five-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load North Carolina municipal debt funds with comparable asset levels and distribution features. After discussions with the Board, the Manager has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable interest and fees from borrowing, interest and related expenses from inverse

53	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

floaters, dividend expense, taxes, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.80% for Class A, 1.55% for Class B and Class C, and 0.80% for Class Y, as calculated on the daily net assets of the Fund. Each of these fee waivers and/or expense limitations may not be amended or withdrawn until one year from the date of prospectus. The Board noted that the Fund’s actual management fees were lower than its peer group median and average. The Fund’s contractual management fees were equal to its peer group median and higher than its peer group average. The Fund’s total expenses were higher than its peer group median and lower than its peer group average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”)

54	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

55	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

57	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

58	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

59	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.

Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/28/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester North Carolina Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	11/12/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	11/12/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/12/2012